GAM FUNDS, INC.

                          SUPPLEMENT DATED May 27, 2003

                   TO THE PROSPECTUS DATED APRIL 30, 2003 and
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2003


Please be advised of an error in the Prospectus and Statement of Additional Information.

The performance adjustment component of the management fee with respect to the GAM Gabelli Long/Short Fund ("Fund") will not begin at the conclusion of the Fund's first twelve months of operation which falls on May 29, 2003. Rather, as approved at a shareholder meeting held February 28, 2003, the performance adjustment component does not begin until twelve months following the effectiveness of the interim advisory agreements between the Fund and GAM International Management Limited and GAMCO Investors, Inc. dated October 9, 2002. Therefore, the performance adjustment component of the management fee begins on October 9, 2003.

In connection with this change, the Prospectus, effective April 30, 2003 is amended as follows:

On page 48, the table titled, "Fees and Expenses of the Fund" at footnote 1, the last sentence is deleted in its entirety and replaced with the following:

During the 12 month period beginning on October 9, 2002, the effective date of the interim investment advisory agreements for the Fund, the Fund's management fee will be charged at the base fee of 1.50%, with no performance adjustment made.

On page 50, the sentence, "During the first twelve months of the Fund's operations, which conclude May 29, 2003, the management fee will be charge at the base fee of 1.50%, with no performance adjustment" as contained in the third paragraph under the heading, "INVESTMENT ADVISORS" is deleted in its entirety and replaced with the following:

During the twelve month period beginning on October 9, 2002, the effective date of the interim investment advisory agreements for the Fund, the Fund's management fee will be charged at the base fee of 1.50%, with no performance adjustment.

In connection with this change, the Statement of Additional Information, effective April 30, 2003 is amended as follows:

On page 25, the sentence, "During the first twelve months of the Fund's operations, which concludes May 29, 2003, the advisory fee will be charged at the base fee of 1.50%, with no performance adjustment" contained in the second paragraph under the heading, "Advisory Fees" is deleted in its entirety and replaced with the following:

During the twelve month period beginning on October 9, 2002, the effective date of the interim investment advisory agreements for the Fund, the Fund's management fee will be charged at the base fee of 1.50%, with no performance adjustment.

The information contained in this Supplement supersedes any contrary information contained in the GAM Funds, Inc. Prospectus or Statement of Additional Information. Please be sure to retain all Supplements with your Prospectus.

Supplement dated: May 27, 2003